Exhibit 99.1
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                                                                       TY
                                                                     LISTED
                                                                      NYSE
Tri-Continental Corporation
          an investment you can live with                      December 31, 2005
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FUND OBJECTIVE
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Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

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PORTFOLIO MANAGEMENT
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Portfolio Managers:
John B. Cunningham and Michael F. McGarry

Investment Team:
Seligman Core Investment Team

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SELIGMAN'S STYLE ANALYSIS
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                                  MANAGEMENT STYLE
                               Value   Blend  Growth
                       -------------------------------------------
             Large                         o
                       -------------------------------------------
MARKET CAP   Medium
                       -------------------------------------------
             Small
                       -------------------------------------------

This style analysis is the opinion of Seligman only and has not been provided by any third party.

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TOP EQUITY HOLDINGS
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Represents 24.5% of net assets.

General Electric .......................................................    3.5%

Microsoft ..............................................................    3.2

Citigroup ..............................................................    3.0

Altria Group ...........................................................    2.5

Bank of America ........................................................    2.4

Pfizer .................................................................    2.1

Exxon Mobil ............................................................    2.1

International Business Machines ........................................    2.0

JPMorgan Chase .........................................................    1.9

America International Group ............................................    1.8

The Corporation is actively managed, and its holdings are subject to change. Holdings and Portfolio Composition are shown as a percentage of net assets. Portfolio holdings information is available at www.seligman.com.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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PER SHARE CHARACTERISTICS
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Net Asset Value                                                         $22.16

Market Price                                                            $18.58

Premium/(Discount)                                                      (16.16)%

Accumulated Realized Capital Loss                                       ($2.60)

Net Unrealized Capital Gain                                             $ 0.35*

*     $1.82 in Unrealized Gains and $(1.47) in Unrealized Losses.

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DISTRIBUTIONS
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Number of Consecutive Years Dividend Paid                                   62

Yield of Portfolio                                                        1.29%

SEC Yield                                                                 1.59%

Rolling Average Distribution Rate
(Includes Dividends and Capital Gains)               Five Year            2.40%

                                                      Ten Year            9.00%

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HOLDINGS BY SECTOR
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                               Tri-Continental Corporation     S&P 500

Consumer Discretionary                      10.02%              10.80%

Consumer Staples                            10.50                9.45

Energy                                       4.48                9.31

Financials                                  15.94               21.29

Health Care                                 14.71               13.34

Industrials                                 10.73               11.35

Information Technology                      19.77               15.10

Materials                                    4.24                2.99

Telecommunication Services                   4.91                3.01

Utilities                                    0.35                3.36

Unassigned                                   1.68                0.00

Cash                                         2.67                0.00

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INVESTMENT RESULTS
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Total returns for the periods ended December 31, 2005

                                                        Average Annual
                                    ----------------------------------------------------
                      One Month*    One Year    Three Years      Five Years    Ten Years
Net Asset Value         0.19%        2.66%         13.56%          (0.63)%       6.64%

Market Price            0.32         2.98          13.36           (0.17)        6.87

S&P 500                 0.04         4.91          14.38            0.54         9.07

*     Not annualized.

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The S&P 500 is an unmanaged benchmark that assumes the reinvestment of all distributions and excludes the effect of fees. Investors cannot invest directly in an index.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

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                                                                      TY
                                                                    LISTED
                                                                     NYSE
Tri-Continental Corporation
           an investment you can live with                     December 31, 2005
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PORTFOLIO STATISTICS(1)
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Inception                                                                 1929

NYSE Symbol                                                                 TY

NAV Symbol                                                               XTYCX

Median Market Cap                                                $62.2 billion

Weighted Average Price/
  Earnings Ratio (2005)(2)                                               17.37

Weighted Average Price/
  Book Ratio (2005)(3)                                                     2.7x

Net Investment Assets                                             $2.4 billion

(1) Calculations are based upon information provided by FactSet as of 12/31/05 for the securities held in the Corporation.

(2) Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(3) Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

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FOR MORE INFORMATION
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You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by calling 800-TRI-1092. The prospectus should be read carefully before investing in the Fund.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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YEAR-BY-YEAR ANNUAL TOTAL RETURNS
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[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


                    1995    1996    1997   1998   1999   2000    2001    2002     2003   2004   2005
Market Value        28.0%   22.0%  27.9%  26.2%  12.6%  -11.6%   -5.2%  -28.2%    25.2%  13.0%   3.0%
Net Asset Value     30.8%   21.4%  26.6%  25.8%  10.7%   -8.3%  -10.2%  -26.4%    25.8%  13.4%   2.7%

See Important Performance Information on page 1 of this fact sheet.

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GROWTH OF $10,000
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12/31/95 - 12/31/05 (Based on Market Price)

                          [MOUNTAIN LINE GRAPH OMITTED]

$19,438

Excludes the effect of any costs associated with the purchase of shares. See Important Performance Information on page 1 of this fact sheet.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

There is no guarantee that the Fund's investment goals/objective will be met, and you could lose money.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CETRI8 12/05
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